EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB/A (the "Report") of Cyper Media Inc. (the "Company") for the year ended December 31, 2003, each of the undersigned Duk Jin Jang, the President of the Company, and Michael Chung, the Secretary of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds' knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  April 23, 2004                      /s/ Duk Jin Jang
                                            -----------------------------------
                                            Duk Jin Jang
                                            President, Director


Dated:  April 23, 2004                      /s/ Michael Chung
                                            -----------------------------------
                                            Michael Chung
                                            Secretary, Director